                                                      Registration No. 333-82865
                                                      Registration No. 811-09447

       As filed with the Securities and Exchange Commission on December 29, 2003

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

          Pre-Effective Amendment No. ___                                    [_]

          Post-Effective Amendment No. 4                                     [X]

                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

          Amendment No. 7

                        (Check appropriate box or boxes)

                            JACOB INTERNET FUND INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   c/o Jacob Asset Management of New York, LLC
                        1675 Broadway, New York, NY 10019
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 698-0700
               ----------------------------------------------------
               (Registrant's Telephone Number, including Area Code)

           Ryan I. Jacob, c/o Jacob Asset Management of New York, LLC
                        1675 Broadway, New York, NY 10019
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                             Michael P. O'Hare, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

     [X] immediately upon filing pursuant to paragraph (b) of Rule 485

     [_] on (date) pursuant to paragraph (b) of Rule 485

     [_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [_] on (date) pursuant to paragraph (a)(1) of Rule 485

     [_] 75 days after filing pursuant to paragraph (a)(2) of Rule 485

     [_] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            Jacob Internet Fund Inc.


                                   Prospectus

                                December 29, 2003


        The Jacob Internet Fund is a mutual fund whose primary investment objective is long-term growth of capital with current income as a secondary objective.

         This Prospectus contains important information about the fund.
     For your own benefit and protection, please read it before you invest, and keep it for future reference.



                               Investment Adviser
                     Jacob Asset Management of New York LLC


                         [JACOB ASSET MANAGEMENT LOGO]


             The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS

Summary..............................    2
Fees and Expenses....................    6
Investment Objectives, Principal
  Investment Strategies and Related
  Risks..............................    7
Management, Organization and Capital
  Structure..........................   10
Purchase of Fund Shares..............   11
Redemption of Fund Shares............   14
Pricing of Fund Shares...............   18
Dividends and Distributions..........   18
Tax Consequences.....................   19
Distribution Arrangements............   20
Financial Highlights.................   21

                            NOTICE OF PRIVACY POLICY

We collect the following nonpublic personal information about you:

   o Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

   o Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                                    SUMMARY

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES


The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets in securities of Internet companies and companies in Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information, and conduct business around the world. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or those that are aggressively developing and expanding their Internet and Internet-related business operations. The investment adviser believes that the Internet offers unique investment opportunities because of its ever-growing popularity among business and personal users alike.



The Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses, because the investment adviser believes that these stocks have the greatest potential to rise in value. The investment adviser's overall stock selections are based on an assessment of a company's fundamental prospects. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information. The Fund may invest up to 25% of its assets in foreign companies.


PRINCIPAL RISKS

Investing in common stock has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the Fund's net asset value and total return.

   o The value of the Fund's shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the investment adviser may decline. You could lose money that you invest in the Fund.


   o Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Because the Fund concentrates its investments in securities of companies whose primary focus is Internet-related, investments in the Fund may be more risky than investments in a less concentrated portfolio or a less volatile industry sector.

   o While the Fund's portfolio is diversified, the Fund generally holds fewer stocks than most other mutual funds, which can result in dramatic changes in the Fund's share price, because changes in the price of an individual stock can significantly affect the Fund.

   o Investments in companies in the rapidly changing field of computer/Internet technology face special risks such as technological obsolescence and may also be subject to greater governmental regulation than many other industries.

   o Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues.

   o The investment adviser may not be able to sell stocks at an optimal time or price.

   o Investments in smaller capitalized companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.

   o The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

   o The risks of investing in foreign companies can increase the potential for losses in the Fund and may include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards and less stringent regulation of securities markets.

WHO MAY WANT TO INVEST IN THE FUND

The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term growth of capital and investing in the Internet sector. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

PERFORMANCE BAR CHART AND TABLE

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance from year to year, and the table compares the Fund's average annual returns with those of two broad measures of market performance and an index of Internet stocks. Please note that the Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                     ANNUAL TOTAL RETURNS AS OF DECEMBER 31

                             [PERFORMANCE GRAPH]

                        2000        2001       2002
                        ----        ----       ----
                      -79.11%     -56.40%     -13.04%

                            Best Quarter:
                            -------------
                              Q4 2002
                               60.00%

                            Worst Quarter:
                            --------------
                              Q4 2000
                              -54.53%


As of September 30, 2003, the Fund's year-to-date total return was 86.25%.



[Please note that the Fund intends to file an amended prospectus dated January 3, 2004 containing calendar year 2003 performance information.]

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2002


                                                                           ANNUALIZED
                                                                         SINCE INCEPTION
INDEX                                                          1 YEAR       12/14/99
-----                                                          ------       --------
Jacob Internet Fund Inc.
    Return Before Taxes.....................................  (13.04)%      (56.35)%
    Return After Taxes on Distributions.....................  (13.04)%      (56.35)%
    Return After Taxes on Distributions and Sale of Fund
      Shares................................................   (8.01)%      (35.41)%
S&P'r' 500 Index*...........................................  (22.10)%      (13.25)%
NASDAQ Composite Index*.....................................  (31.26)%      (27.91)%
Goldman Sachs Technology Industry Internet Index*...........  (28.83)%      (52.66)%


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The return after taxes on distribution and sale of fund shares is higher than the return before taxes because the method of calculation assumes generally that you can use the short-term capital loss realized upon the sale of fund shares to offset income of the same tax character from other sources thereby reducing the amount of tax you otherwise might owe.


* The returns of each index assume the reinvestment of any stock dividends. The S&P'r' 500 Index is an unmanaged capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is an unmanaged broad-based capitalization-weighted index of all NASDAQ stocks. The Goldman Sachs Technology Industry Internet Index is a capitalization weighted index of companies (currently 34) selected as representing the Internet sector. Investors may not invest in an index and, unlike the Fund, the return of an index is not reduced by any fees or operating expenses.

                               FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases............   None
Maximum Deferred Sales Charge (Load)........................   None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends.................................................   None
Redemption Fee*.............................................   None
Exchange Fee................................................   None

---------

 *  There is a fee (currently $15) imposed on redemption proceeds sent by wire.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees.............................................  1.25%
Distribution and/or Service (12b-1) Fees....................  0.35%
Other Expenses..............................................  1.25%
                                                              -----
Total Annual Fund Operating Expenses........................  2.85%**


---------


** During the fiscal year ended August 31, 2003, the Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. The Net Annual Fund Operating Expenses, taking these payments into account, was 2.13%. The annual operating expense information is based on amounts incurred during the Fund's most recent fiscal year.


EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       YEAR 1               YEAR 3             YEAR 5             YEAR 10
       ------               ------             ------             -------
        $288                 $883              $1,504             $3,176

                  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.


PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its net assets in securities of companies in Internet and Internet-related industries. The Fund generally focuses its investments in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The Fund may invest up to 25% of its assets in foreign companies. The investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations.


The investment adviser believes that companies that provide products or services designed for the Internet offer favorable investment opportunities. Accordingly, the Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses because the investment adviser believes that these stocks have the greatest potential to rise in value.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The world wide web ('web') is a means of graphically interfacing with the Internet. It is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within web documents and to other web documents.

The investment adviser believes that because of rapid advances in the breadth and scope of products and services offered over the Internet, an investment in companies with business operations in this industry will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. Many internet companies are newer and have small to medium market capitalizations. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the company. The investment adviser's overall process of stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Portfolio securities generally will be selected from companies in the following groups:

   o Media and Content Providers: Companies that provide information and entertainment services over the Internet, supported by subscriptions, advertising and/or transactional revenues.

   o E-commerce: Companies that sell goods and services using the Internet, and companies that distribute products directly over the Internet.

   o Infrastructure: Companies that develop and manufacture solutions to enable businesses to implement Internet strategies.

   o Communications: Companies engaged in the transmission of voice, video and data over the Internet, with emphasis on providers of high speed Internet access.

The Fund normally invests in foreign companies by purchasing depository receipts or by purchasing securities of foreign companies traded on U.S. exchanges. Depository receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.

BUY/SELL DECISIONS. The investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook. The Fund generally seeks to purchase securities as long-term investments, but when circumstances warrant, securities may be sold without regard to the length of time they have been held to reduce risk or volatility or to respond to changing fundamental information.

RISK FACTORS. Lack of Profitability of Many Internet Companies: Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.

The Computer/Internet Technology Area: Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Smaller Capitalized or Unseasoned Companies. The investment adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

Convertible Securities. The Fund may invest in convertible securities, which may include corporate notes or preferred stock, but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

Foreign Risks. Investing in foreign companies involves additional risks including limited publicly available information. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

TEMPORARY INVESTMENTS. In response to unfavorable market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary, defensive strategy. The Fund may invest up to 20% of its assets in these securities under normal circumstances to maintain liquidity or to earn income while seeking appropriate investments. Some of the short-term money instruments in which the Fund may invest include:

   o  commercial paper;

   o certificates of deposit, demand and time deposits and banker's acceptances;

   o  U.S. government securities; and

   o  repurchase agreements.

To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objectives. The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.

PORTFOLIO TURNOVER. Purchases and sales are made whenever the investment adviser believes they are necessary in order to meet the Fund's investment objectives, other investment policies, and the liquidity to meet redemptions. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Fund generally does not seek to realize profits by anticipating short-term market movements and under ordinary circumstances, the investment adviser intends to buy securities for long-term capital appreciation. However, the Adviser will buy or sell securities without regard to holding period to seek to reduce risk or volatility in the Fund.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

ADVISER. Jacob Asset Management of New York LLC (the 'Adviser'), a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 19 West 34th Street, Suite 816A, New York, NY 10001. Pursuant to the Investment Advisory Agreement for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Fund's Board of Directors. The Adviser is also responsible for overseeing the performance of the Fund's administrator and other service providers.


Ryan I. Jacob, founder and Chief Executive Officer of the Adviser, as well as President and Chief Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Jacob served as Chief Portfolio Manager of The Internet Fund, Inc. from December 20, 1997 through June 24, 1999. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Mr. Jacob also served as the Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994. Mr. Jacob, a graduate of Drexel University, has over 11 years of investment management experience.



Francis J. Alexander is a portfolio manager of the Fund. Mr. Alexander assists Mr. Jacob in the day-to-day management of the Fund's assets and securities. Mr. Alexander was Chief Portfolio Manager of The Internet Fund, Inc. from
October 21, 1996 (inception) through December 19, 1997 and thereafter was a portfolio manager of that fund while Mr. Jacob served as Chief Portfolio Manager. Mr. Alexander was a portfolio manager with Lepercq, de Neuflize & Co. Inc. from May 1998 to March 2002. He has served as President of Alexander Capital Management, Inc. since 1985. Mr. Alexander received his Bachelor of Arts from Notre Dame University and his Master of Business Administration from St. John's University. Mr. Alexander has over 30 years of investment management experience.


ADVISER'S FEES. Pursuant to the terms of the Investment Advisory Agreement, the Fund pays the adviser a monthly advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds. The Adviser may agree to waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. There are no fee waiver or expense limitations currently in effect.


                            PURCHASE OF FUND SHARES

The Fund sells (and redeems) its shares on a continuous basis at net asset value ('NAV') and does not apply any front-end or back-end sales charges. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. Your purchase will be calculated at the next determined NAV after the Transfer Agent receives and accepts your order.


The Fund has established an Anti-Money Laundering Compliance Program as required by the Uniting and Strengthening America by Providing Appropriate Tests Required to Intercept and Obstruct Terrorism Act of 2001 ('USA PATRIOT Act'). In order to ensure compliance with this law, the Fund is required to obtain the following information for all 'customers' seeking to open an 'account' (as those terms are defined in rules adopted pursuant to the USA Patriot Act):


   o  Full name


   o  Date of birth (individuals only)



   o  Social Security or tax identification number


   o  Permanent street address (P.O. Box is not acceptable)


   o Accounts opened by entities, such as corporations, companies or trusts, will require additional documentation



Please note that if any information listed above is missing, your application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application as part of the Fund's Anti-Money Laundering Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 1-888-Jacob-fx (1-888-522-6239).


MINIMUM INVESTMENTS. To purchase shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor's Act, an IRA account, 401(k) plan, or other retirement accounts need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.

The Fund reserves the right to vary the initial and subsequent minimum investment requirements at any time, to reject any purchase order or to suspend the offering of its shares.

HOW TO OPEN AN ACCOUNT:

BY MAIL

Complete and sign the New Account Application and make a check or money order payable to JACOB INTERNET FUND INC.

         $2,500 minimum.
         $1,000 minimum for IRA, UGMA,
         401K and other retirement
         accounts.

         The Fund may, but is not required to accept initial investments below the minimums.


         MAIL TO:                                 OVERNIGHT OR EXPRESS MAIL TO:
         JACOB INTERNET FUND INC.                 JACOB INTERNET FUND INC.
         c/o U.S. Bancorp Fund Services, LLC      c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701                             615 East Michigan Street, 3rd Floor
         Milwaukee, WI 53201-0701                 Milwaukee, WI 53202


The Fund will accept payment in cash, including cashier's check or money orders, unless the cashier's check or money orders are in excess of $10,000. Also, to prevent check fraud, the Fund will not accept third party checks, credit card checks, Treasury checks, traveler's checks or starter checks for the purchase of shares.



     NOTE: THE TRANSFER AGENT CHARGES A $25 FEE FOR ANY RETURNED CHECKS. YOU
       WILL BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.


BY WIRE

Please call the Fund at 1-888-Jacob-fx to notify the Fund that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.

Immediately send a completed New Account Application form to the Fund at the above address to have all accurate information recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:


         U.S. Bank, N.A.                          Credit: U.S. Bancorp Fund Services, LLC
         777 East Wisconsin Avenue                Account Number: 112-952-137
         Milwaukee, Wisconsin 53202               Further credit: Jacob Internet Fund Inc.
         ABA Number: 075000022                    Your account name and account number


           (For new accounts, include taxpayer identification number)

HOW TO PURCHASE ADDITIONAL SHARES:

BY MAIL

You may add to your account at any time by mailing the remittance form which is attached to your individual account statement along with any subsequent investments. All requests must include your account registration number in order to assure that your funds are credited properly.

BY WIRE

Please follow the wiring instructions detailed above.

BY TELEPHONE

If you have completed the appropriate section of the New Account Application or if you make subsequent arrangements in writing, you may purchase additional shares by telephoning the Fund toll-free at 1-888-Jacob-fx. This option allows investors to move money from their predesignated bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on that date. YOU MAY NOT USE TELEPHONE TRANSACTIONS FOR YOUR INITIAL PURCHASE OF FUND SHARES.

The Fund may alter, modify or terminate the telephone purchase option at any time. The minimum amount that can be transferred by telephone is $100. For more information about telephonic transactions, please call the Fund at 1-888-Jacob-fx.

BY INTERNET

This option allows you to purchase additional shares directly through the Fund's website at www.JacobInternet.com. To choose this option, complete the appropriate section of the New Account Application or make subsequent arrangements in writing. Only bank accounts held at a domestic institution which is an ACH member may be used for internet transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment via ACH transfer before the close of regular trading on that date. YOU MAY NOT USE INTERNET TRANSACTIONS FOR YOUR INITIAL PURCHASE OF FUND SHARES.

The Fund may alter, modify or terminate the internet purchase option at any time. The minimum amount that can be transferred by internet is $100. For more information about internet transactions, please call the Fund at 1-888-Jacob-fx.

BY AUTOMATIC INVESTMENT PLAN

You may purchase additional shares of the Fund through an Automatic Investment Plan which allows monies to be deducted directly from your checking, savings or bank money market accounts to invest in the Fund. You may make automatic investments on a weekly, monthly, bi-monthly (every other month) or quarterly basis.

Minimum initial investment..................................  $1,000
Subsequent monthly investments..............................  $  100

You are eligible for this plan if your bank account is maintained at a domestic financial institution which is an ACH member.

The Fund may alter, modify or terminate the Automatic Investment Plan at any time. For information about participating in the Automatic Investment Plan, please call the Fund at 1-888-Jacob-fx.

INVESTING THROUGH BROKERS OR AGENTS. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. Investors may be charged a separate fee by a broker or agent. The broker or agent may also set their own initial and subsequent investment minimums.

RETIREMENT PLANS. Shares of the Fund are available for use in tax-deferred retirement plans such as:

   o  IRAs,

   o employer-sponsored defined contribution plans (including 401(k) plans), and

   o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.

For more information on IRA accounts and to receive an IRA application and disclosure statement, please call 1-888-Jacob-fx.



RECEIPT OF ORDERS. Shares may only be purchased on days the Fund is open for business (generally the same days that the New York Stock Exchange is open for business). If you are paying with federal funds (wire), your order will be considered received when U.S. Bank, N.A. receives the federal funds. When making a purchase request in writing, make sure your request is in good order. 'Good order' means your letter of instruction includes:


   o  the name of the Fund

   o  the dollar amount of shares to be purchased

   o  purchase application or investment slip

   o  check payable to JACOB INTERNET FUND INC.


TIMING OF REQUESTS. All requests received and accepted by the Transfer Agent before 4:00 p.m. (Eastern time) will be executed on that same day. The Fund or its service providers have also entered into arrangements authorizing certain financial intermediaries (or their agents) to accept purchase and redemption orders for Fund shares. Purchases through an authorized intermediary or agent will be executed on the same day, provided the authorized intermediary or agent receives and accepts the order before 4:00 p.m. Requests received after 4:00 p.m. by the Transfer Agent or an authorized intermediary or agent will be processed at the next determined NAV on the following business day.


                           REDEMPTION OF FUND SHARES


WHEN REDEMPTION PROCEEDS ARE SENT TO YOU: You may redeem your shares at any time without a charge. Once the Transfer Agent or an authorized intermediary or agent receives and accepts your redemption request, your request will be processed at the next determined NAV. If you purchase shares by check or ACH transfer and request a redemption soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days, but in no case more than 15 days). If you make a purchase by check or ACH transfer that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

A redemption request received and accepted before 4:00 p.m. (Eastern time) will normally be wired to the bank you indicate on the following business day or mailed on the following business day to the address of record; in the case of redemptions via ACH transfer, proceeds will normally be sent to the bank you indicate on the second business day after the redemption request has been received and accepted. In no event will proceeds be wired, mailed or transferred through the ACH system more than 7 days after the Transfer Agent receives and accepts a redemption request. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

The Fund and the Transfer Agent each reserve the right to refuse a wire, telephone or internet redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire, telephone or internet may be modified or terminated at any time by the Fund.

HOW TO REDEEM SHARES:

BY MAIL

Send written redemption requests to:

       Jacob Internet Fund Inc.
       c/o U.S. Bancorp Fund Services, LLC
       P.O. Box 701
       Milwaukee, WI 53201-0701

If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to the Transfer Agent and the effective date of redemption will be delayed until the request is received by the Transfer Agent.


The Fund cannot honor any redemption requests with special conditions or which specify an effective date other than as provided above.


When making a redemption request, make sure your request is in good order. 'Good order' means your letter of instruction includes:

   o  the name of the Fund

   o  the number of shares or the dollar amount of shares to be redeemed

   o  the account registration number

   o signatures of all registered shareholders exactly as the shares are registered

                    ACCOUNT                                            SIGNATURE
                  REGISTRATION                                       REQUIREMENTS
                  ------------                                       ------------
Individual, Joint Tenants, Sole Proprietorship,
  Custodial (UGMA), General Partners............  Redemption requests must be signed by all person(s)
                                                  required to sign for the account, exactly as it is
                                                  registered.
Corporations, Associations......................  Redemption request and a corporate resolution, signed by person(s) required to sign for the
                                                  account, accompanied by signature guarantee(s).
Trusts..........................................  Redemption request signed by the Trustee(s), with a signature guarantee. (If the Trustee's name is not
                                                  registered on the account, a copy of the trust
                                                  document certified within the past 60 days is also
                                                  required.)

BY TELEPHONE

If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Fund by telephone at 1-888-Jacob-fx. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change telephone redemption privileges.

BY INTERNET

If you are set up to perform internet transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Fund's website at www.JacobInternet.com. You must redeem at least $100 for each internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change internet redemption privileges.

BY SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund's systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the withdrawal schedule you select. To select the systematic withdrawal option, you must check the appropriate box on the New Account Application. The minimum systematic withdrawal amount is $100.

If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.

For further details about this service, see the New Account Application or call the Fund at 1-888-Jacob-fx.

ELECTRONIC TRANSFERS. The proceeds of a redemption can be sent directly to your bank account via wire or ACH transfer. You can elect these options by completing the appropriate section of the New Account

Application or making subsequent arrangements in writing. In order to arrange for redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address listed above. If the proceeds are sent by wire, the Transfer Agent will assess a wire fee (currently $15). If money is moved via ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per transfer.

TELEPHONE/INTERNET REQUESTS. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone or internet instructions for redemptions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone and internet instructions are genuine such as requesting that a shareholder provide:

                        TELEPHONE                                                  INTERNET
                        ---------                                                  --------
         o  the name in which the account is                    o  the name in which the account is
            registered, and                                        registered, and

         o  the Fund account number or his/her                  o  the Fund account number and social
            social security number.                                security number, and

                                                                o  his/her Personal Identification Number
                                                                   (PIN) which can be established on the
                                                                   web site.

If the Fund fails to follow these reasonable procedures, it may be liable for any loss due to unauthorized or fraudulent transactions. Telephone and internet redemptions may be difficult during periods of drastic economic or market changes. If you are unable to contact the Fund by telephone or internet, you may also redeem shares by mail following the instructions above.

IRA REDEMPTIONS. If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance: 1-888-Jacob-fx.

SIGNATURE GUARANTEES.  Signature guarantees are needed for:

   o  Redemption requests over $50,000

   o Redemption requests to be sent to a different address other than the address of record

   o  Changing telephone redemption privileges

    o If ownership is changed on your account

    o If proceeds are to be made payable to someone other than the account owner(s)

    o If a redemption is transmitted by Federal wire transfer to a bank other than the bank of record

    o If a change of address request has been received by the Transfer Agent within the last 15 days


Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Call the Fund at 1-888-Jacob-fx for more information and a form on which to make the signature guarantee.

REDEMPTIONS IN-KIND. If your redemption request exceeds the lesser of $250,000 or 1% of the NAV (an amount that would affect Fund operations), the Fund reserves the right to make a 'redemption in-kind.' A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as the Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of the Fund's portfolio. The Fund will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and your basis in the Fund shares redeemed.

ACCOUNTS WITH LOW BALANCES. Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $2,500, other than as a result of a decline in the value per share of the Fund, requesting that you bring the account back up to $2,500 or close it out. If you do not respond to the request within 30 days, the Fund may close your account and send you the proceeds.

                             PRICING OF FUND SHARES

HOW NAV IS DETERMINED. The NAV is equal to the value of the Fund's securities, cash and other assets less all expenses and liabilities divided by the number of shares outstanding. The NAV is determined once daily on Monday through Friday as of the close of business of the New York Stock Exchange (generally 4 p.m., Eastern Standard time) on each day that the Fund is open (generally, the same days that the New York Stock Exchange is open). If the New York Stock Exchange closes at a different time, or if an emergency exists, the NAV may be calculated at a different time. The Fund does not determine NAV on the following holidays:

o  New Year's Day                    o  Good Friday             o  Labor Day
o  Martin Luther King, Jr. Day       o  Memorial Day            o  Thanksgiving Day
o  Presidents' Day                   o  Independence Day        o  Christmas Day


The Fund's portfolio securities are valued each day at the last reported sales price on each security's principal exchange, except those traded on the Nasdaq NMS and Small Cap exchanges ('Nasdaq'). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with procedures approved by the Board of Directors. The Fund will also value a security at fair value if a significant event that materially affects the value of the security occurs after the last available sale price of the security, but before the Fund calculates its NAV. The Fund may use independent pricing services to assist in calculating the NAV. In addition, if the Fund owns any foreign securities that are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.


                          DIVIDENDS AND DISTRIBUTIONS


The Fund intends to make a distribution at least annually from its net investment income and any net realized capital gains. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. For a discussion of the taxation of dividends or distributions, see 'Tax Consequences.'


The net investment income of the Fund for each business day is determined immediately prior to the determination of NAV. Net investment income for other days is determined at the time NAV is determined on the prior business day. Shares of the Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective.

CHOOSING A DISTRIBUTION OPTION. Distribution of dividends from the Fund may be made in accordance with several options. A shareholder may select one of four distribution options:

    1. AUTOMATIC REINVESTMENT OPTION. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other three options.

    2. CASH DIVIDEND OPTION. Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

    3. CASH CAPITAL GAIN OPTION. Capital gains will be paid in cash and dividends will be reinvested in additional shares.

    4. ALL CASH OPTION. Both dividends and capital gains distributions will be paid in cash.

If you elect to have dividends and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value and to reinvest all subsequent distributions.

                                TAX CONSEQUENCES

AVOID 'BUYING A DIVIDEND.' If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.


TAX CONSIDERATIONS. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.



For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.


Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions that are declared in December, but paid in January are taxable as if they were paid in December.


If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares.


When you sell your shares of the Fund, you may realize a capital gain or loss.

Fund distributions and gains from the sale of your shares generally will be subject to federal, state and local taxes. Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

                           DISTRIBUTION ARRANGEMENTS

DISTRIBUTOR. Quasar Distributors, LLC (the 'Distributor') has entered into an agreement with the Fund to serve as the Fund's distributor. The Distributor will be paid an annual distribution fee of 0.10% of the average daily net assets of the Fund (the 'Distribution Fee') under the terms of the Fund's Rule 12b-1 Plan. This fee will be used to compensate the Distributor and, at the direction of the Adviser, to pay promotional and advertising expenses related to the distribution of the Fund's shares and expenses related to the printing of Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, the fee will be used to compensate financial intermediaries for providing distribution assistance with respect to the sale of Fund shares. See 'Investment Advisory and Other Services' in the Statement of Additional Information.


12b-1 PLAN. The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 'Plan'). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund will compensate the Adviser with an annual service fee of 0.25% of the Fund's average daily net assets for certain expenses and costs including those incurred in connection with providing shareholder servicing and maintaining shareholder accounts. In addition, the Adviser may use the fee to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ('shareholder servicing'). As noted above, the Plan also provides for an annual Distribution Fee used to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions whose clients are Fund shareholders. The Distribution Fee is an 'asset based sales charge' and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid under the Plan may not be waived for individual shareholders.


Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their provision of specialized purchase and redemption procedures. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than it is to investors who invest in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations beginning
December 14, 1999 through the fiscal year ended August 31, 2003. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders which is available upon request. Per share data for a share of beneficial interest outstanding for the entire period and selected information for the period are as follows:





                                                                                                        DECEMBER 14, 1999(1)
                                                    YEAR ENDED        YEAR ENDED        YEAR ENDED            THROUGH
                                                  AUGUST 31, 2003   AUGUST 31, 2002   AUGUST 31, 2001     AUGUST 31, 2000
                                                  ---------------   ---------------   ---------------     ---------------
PER SHARE DATA:
Net asset value, beginning of period                $      0.60       $      0.83       $      5.54         $      10.00
                                                    -----------       -----------       -----------         ------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss(2)                                 (0.01)            (0.04)            (0.05)               (0.09)
   Net realized and unrealized gains (losses) on
    investments                                            0.89             (0.19)            (4.66)               (4.37)
                                                    -----------       -----------       -----------         ------------
   Total from investment operations                        0.88             (0.23)            (4.71)               (4.46)
                                                    -----------       -----------       -----------         ------------
Net asset value, end of period                      $      1.48       $      0.60       $      0.83         $       5.54
                                                    -----------       -----------       -----------         ------------
                                                    -----------       -----------       -----------         ------------
Total return                                            146.67%           (27.71%)          (85.02%)(4)          (44.60%)(3)
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period                        $92,507,052       $12,091,297       $17,017,392         $127,779,557
   Ratio of gross operating expenses to average
    net assets                                            2.85%(5)          5.29%(5)          2.99%(6)             2.30%(6)(7)
   Ratio of net operating expenses to average
    net assets                                            2.13%(5)          4.60%(5)          2.82%(6)             2.00%(6)(7)
   Ratio of net investment loss to average net
    assets reflecting gross operating expenses           (2.60%)(5)        (5.06%)(5)        (2.42%)(6)           (1.85%)(6)(7)
   Ratio of net investment loss to average net
    assets reflecting net operating expenses             (1.88%)(5)        (4.37%)(5)        (2.25%)(6)           (1.55%)(6)(7)
   Portfolio turnover rate                              363.27%         1,080.63%           347.84%              195.24%



---------



(1) Commencement of operations.



(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.



(3) Not annualized.



(4) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.



(5) The net operating expense ratio and the net investment loss ratio includes expense reductions from fees paid indirectly with brokerage commissions.



(6) The net operating expense ratio and the net investment loss ratio includes expense reimbursements made by the Adviser.



(7) Annualized.

                               Investment Adviser
                     Jacob Asset Management of New York LLC

                        Administrator and Transfer Agent
                               and Dividend Agent
                        U.S. Bancorp Fund Services, LLC

                          Underwriter and Distributor
                            Quasar Distributors, LLC

                                   Custodian
                                U.S. Bank, N.A.

                                 Legal Counsel
                      Stradley Ronon Stevens & Young, LLP

                              Independent Auditors
                               Ernst & Young LLP






A Statement of Additional Information (SAI), dated December 29, 2003 and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its prior fiscal year or part thereof. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-888-jacob-fx. To request other information or to make inquiries, please call your financial intermediary or the Fund.


A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information on the EDGAR database. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102 or sending an e-mail to publicinfo@sec.gov.


                     Jacob Asset Management of New York LLC
               19 West 34th Street, Suite 816A, New York, NY 10001
                            1-888-Jacob-fx (522-6239)
                              www.JacobInternet.com


811-09447




                                 Jacob Internet
                                   Fund Inc.




     J A C O B  I N T E R N E T  F U N D    [JACOB ASSET MANAGEMENT LOGO]



                                   Prospectus
                             --------------------

                               December 29, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 29, 2003

                                   ----------

                    RELATING TO THE JACOB INTERNET FUND INC.
                       PROSPECTUS DATED DECEMBER 29, 2003

          This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated December 29, 2003 (the "Prospectus").

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Fund toll-free at 1-888-JACOB-FX. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Fund's Prospectus.

          This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS

I. FUND HISTORY................................................................1
II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS......................1
III. MANAGEMENT OF THE FUND....................................................7
IV. CODE OF ETHICS.............................................................9
V. PROXY VOTING POLICIES......................................................10
VI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................10
VII. INVESTMENT ADVISORY AND OTHER SERVICES...................................10
VIII. BROKERAGE ALLOCATION AND OTHER PRACTICES................................15
IX. CAPITAL STOCK.............................................................16
X. PURCHASE, REDEMPTION AND PRICING OF SHARES.................................17
XI. TAXATION OF THE FUND......................................................17
XII. UNDERWRITERS.............................................................19
XIII. ANTI-MONEY LAUNDERING PROGRAM...........................................19
XIV. FINANCIAL STATEMENTS.....................................................19

I. FUND HISTORY

          Jacob Internet Fund Inc. (the "Fund") was incorporated in Maryland on July 13, 1999.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     A. INVESTMENT STRATEGIES AND RISKS

          The Fund's primary investment objective is long-term growth of capital and its secondary objective is current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its total assets in the securities of companies engaged in Internet and Internet-related industries. The Fund generally focuses its investments in common stocks and securities convertible into common stocks. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or that are aggressively developing and expanding their Internet and Internet-related business operations.

          As a diversified, open-end management investment company, at least 75% of the Fund's total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the issuer's voting securities.

     B. DESCRIPTION OF THE FUND'S PORTFOLIO SECURITIES AND DERIVATIVES

          The following expands upon the descriptions in the Prospectus of the types of securities in which the Fund may invest and their related risks. In addition, this section discusses certain potential Fund investments that were not previously described in the Prospectus.

          1. The Computer/Internet Technology Area. The Adviser believes that because of rapid advances in computer/Internet technology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

          The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

          Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

          2. Foreign Securities. The Fund has the authority to invest up to 25% of its assets in foreign companies. The Fund normally invests in foreign companies by purchasing depository receipts or by purchasing foreign company securities traded on U.S. exchanges. Depository receipts are certificates normally issued by U.S. banks that evidence the ownership of shares of a foreign issuer.

          Depository Receipts. Depositary receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depository receipts.

Depository receipts are certificates evidencing ownership of shares of a foreign issuer. Depository receipts are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depository receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depository receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country as detailed in the Fund's prospectus.

          The Fund may purchase depository receipts whether they are "sponsored" or "unsponsored." "Sponsored" depository receipts are issued jointly by the issuer of the underlying security and a depository, whereas "unsponsored" depository receipts are issued without participation of the issuer of the deposited security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depository receipt. Depository receipts may result in a withholding tax by the foreign country of source, which will have the effect of reducing the income distributable to shareholders.

          Investment in foreign companies involves somewhat different investment risks from those of investing in U.S. domestic companies. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities markets generally have substantially less volume than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Indirect costs, such as brokerage commissions and other transaction costs, on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. The foreign securities in which the Fund invests may indirectly be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls.

          3. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

          4. Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

          For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

          5. Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk that an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.

          To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.

          Short Sales. The Fund may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.

          6. Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

          In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

          7. Lending of Securities. The Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

          8. Variable-Amount Master Demand Notes. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

          The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks.

          The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only
(1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

          While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate,"* or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

          For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

          9. Investment Companies. The Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

          10. Borrowing. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.

     C. FUND POLICIES - INVESTMENT RESTRICTIONS

          The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

----------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

          The Fund may not:

               (1) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

               (2) With respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities).

               (3) With respect to 75% of its total assets, the Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.

               (4) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (1) above.

               (5) Sell securities short, except short sales "against-the-box," or purchase securities on margin in connection with hedging transactions.

               (6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

               (7) Invest more than an aggregate of 15% of its net assets in illiquid securities, including restricted securities and other securities that are not readily marketable, such as repurchase agreements maturing in more than seven days and variable rate demand instruments exercisable in more than seven days.

               (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in obligations secured by real estate or interests in real estate.

               (9) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

               (10) Invest 25% or more of its assets in the securities of
                    "issuers" in any single industry, except that the Fund will concentrate (invest 25% or more of its assets) in the Internet sector and provided that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

               (11) Invest in securities of other investment companies, except
                    (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

               (12) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

          The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.

     D. TEMPORARY DEFENSIVE POSITIONS

          When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.

III. MANAGEMENT OF THE FUND

          The Fund's Board of Directors is responsible for the overall management and supervision of the Fund. The Board employs Jacob Asset Management of New York LLC (the "Adviser") as the investment adviser to the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

          The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period.


                                            Term of                                             Number of
                             Position(s)    Office &                                          Portfolios in
                              Held with     Length of                                          Fund Complex         Other
                                 the          Time             Principal Occupation             Overseen by      Directorships
  Name, Address and Age      Corporation    Served(1)         During Past Five Years             Director      Held By Director
--------------------------   -----------   ----------   -----------------------------------   -------------    ----------------
Independent Directors:

William B. Fell...........     Director    Since 1999   Manager, Financial Analysis, Food           1                None
19 West 34th Street                                     and Support Services Division of
Suite 816A                                              ARAMARK Corporation since March
New York, NY 10001                                      2003; Director of Forecasting and
Age: 34                                                 Financial Systems, March 2002-March
                                                        2003, Manager, Accounting Services,
                                                        September 1996-March 2002, Senior
                                                        Accountant, March 1995-September
                                                        1996, Maritrans Inc.; Senior
                                                        Accountant, Ernst & Young, LLP,
                                                        September 1994-March 1995.

Christopher V. Hajinian...     Director    Since 1999   Self-Employed attorney; Litigation          1                None
19 West 34th Street                                     associate, Naulty, Scaricamazza &
Suite 816A                                              McDevitt, Ltd., August 1996-August
New York, NY 10001                                      1999.
Age: 34

Jeffrey I. Schwarzschild..     Director    Since 1999   Associate attorney, Law Office of           1                None
19 West 34th Street                                     Mark E. Merin since April 2003;
Suite 816A                                              associate attorney, Goldstein,
New York, NY 10001                                      Gellman, Melbostad, Gibson &
Age: 32                                                 Harris, LLP ("Goldstein Gellman"),
                                                        June 2001-March 2003; Consultant,
                                                        International Venture Associates
                                                        (high-level strategic consulting
                                                        and business development firm),
                                                        February 2000-June 2001. Associate
                                                        attorney, Goldstein Gellman,
                                                        February 1999-February 2000; worked
                                                        as a contract attorney for several
                                                        San Francisco Bay area firms,
                                                        1997-1999.

                                             Term of                                            Number of
                             Position(s)    Office &                                          Portfolios in
                              Held with     Length of                                          Fund Complex        Other
                                 the          Time             Principal Occupation            Overseen by     Directorships
  Name, Address and Age      Corporation    Served(1)         During Past Five Years             Director     Held By Director
--------------------------   -----------   ----------   -----------------------------------   -------------   ----------------
Interested Directors:

Ryan I. Jacob(2, 3).......    Director,    Since 1999   Chairman and Chief Executive                1               None
19 West 34th Street           President,                Officer of the Adviser, Chief
Suite 816A                   Chairman of                Portfolio Manager of the Fund since
New York, NY 10001            the Board                 inception in 1999; Chief Portfolio
Age: 34                       and Chief                 Manager, The Internet Fund, Inc.,
                              Executive                 December 1997-June 1999; Analyst,
                               Officer                  Horizon Asset Management,
                                                        1994-August 1998.

Leonard S. Jacob, M.D.,        Director    Since 1999   Chairman and Chief Executive                1          Macromed Inc.,
Ph.D.(2, 4)...............                              Officer, InKine Pharmaceutical                             Carelift
1787 Sentry Park West,                                  Company, Inc. since November 1997;                      International
Building 18, Suite 440,                                 President and Chief Executive                           (a non-profit
Blue Bell, PA 19422                                     Officer, Sangen Pharmaceutical                          medical relief
Age: 54                                                 Company since June 1996;                                organization),
                                                        Independent Consultant to various                       Recording for
                                                        biotechnology companies since June                      the Blind and
                                                        1996; Co-founder and Chief                                 Dyslexic,
                                                        Operating Officer, Magainin                             Saving Face (a
                                                        Pharmaceutical Inc. 1989-1996;                            non-profit
                                                        Worldwide V.P. Smith Kline Beckman,                      organization
                                                        1985-1989.                                               for facially
                                                                                                                  disfigured
                                                                                                                  children).

Officers:

Francis J. Alexander......       Vice      Since 1999   Member of the Adviser and portfolio        N/A               N/A
19 West 34th Street           President,                manager of the Fund since inception
Suite 816A                    Secretary                 in 1999, Director of the Fund,
New York, NY 10001               and                    1999-October 2003; President,
Age: 58                       Treasurer                 Alexander Capital Management, Inc.,
                                                        March 1985 to present; Managing
                                                        Member, ACMG, LLC (registered
                                                        investment adviser), October 1999
                                                        to present; Director and portfolio
                                                        manager, 1998-March 2002, chairman
                                                        of investment committee, March
                                                        1999-March 2002, Lepercq, de
                                                        Neuflize & Co. Inc. (financial
                                                        services company in investment
                                                        advisory and broker/dealer
                                                        business).

Darren Chervitz...........    Anti-Money   Since 2003   Director of Research for the               N/A               N/A
19 West 34th Street           Laundering                Adviser and the Fund since July
Suite 816A                    Compliance                1999; financial editor and
New York, NY 10001             Officer                  reporter, CBS MarketWatch, August
Age: 29                                                 1996-July 1999; technology stock
                                                        analyst, ZDTV, August 1996-July
                                                        1999.


----------
(1) Each Director holds office during the lifetime of the Fund until their termination or until the election and qualification of his successor.

(2) Ryan I. Jacob and Leonard S. Jacob are related to each other as nephew and uncle, respectively.

(3) Ryan I. Jacob is deemed to be an "interested person" of the Fund (as defined in the 1940 Act) because of his affiliation with the Adviser.

(4) Under the 1940 Act definition of "interested person," Leonard S. Jacob qualifies as an independent director. Since the Fund's inception, Dr. Jacob acted and served in the role of independent director. In October 2003, the Board of Directors voted to re-classify Dr. Jacob as an interested Director as a result of a new "best practice" corporate governance recommendation for mutual funds.

          Audit Committee. The Board has established an Audit Committee made up of the Independent Directors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the independent auditors' responsibility to plan and carry out a proper audit. The Audit Committee (1) oversees the Fund's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain service providers;
(2) oversees the quality and objectivity of the Fund's financial statements and the independent audit thereof; (3) approves, prior to appointment, the engagement of the Fund's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent auditors; and (4) acts as a liaison between the Fund's independent auditors and the full Board.

          Until October 17, 2003, the Audit Committee was composed of Dr. Jacob and Messrs. Fell, Hajinian and Schwarzschild; after October 17, 2003, the Audit Committee is composed of Messrs. Fell, Hajinian and Schwarzschild. During the fiscal year ended August 31, 2003, the Audit Committee held two meetings.

COMPENSATION TABLE

          (For the Fiscal Year Ended August 31, 2003)

                                                   Pension or
                                                   Retirement
                                  Aggregate     Benefits Accrued      Estimated          Total
Name of Person                   Compensation    as Part of Fund   Annual Benefits   Compensation
Position with the Fund          from the Fund       Expenses       Upon Retirement   from the Fund
William B. Fell                    $11,000            $0                 $0             $11,000
Director

Christopher V. Hajinian            $11,000            $0                 $0             $11,000
Director

Dr. Leonard Jacob                  $11,000            $0                 $0             $11,000
Director

Ryan I. Jacob                      $     0            $0                 $0             $     0
Director, President, Chairman
of the Board and Chief
Executive Officer

Jeffrey I. Schwarzschild           $11,000            $0                 $0             $11,000
Director

          Each Director who is not an interested person of the Fund and Dr. Jacob receives $1,250 for each meeting attended, as well as a $10,000 annual retainer fee, and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings. Additionally, each Audit Committee member receives $500 for each Audit Committee meeting attended.

          The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2002:

Name of Director           Dollar Range of Equity Securities in the Fund
----------------           ---------------------------------------------
William B. Fell                           $     1-$10,000
Christopher V. Hajinian                   $     1-$10,000
Dr. Leonard Jacob                         $10,001-$50,000
Ryan I. Jacob                             $10,001-$50,000
Jeffrey I. Schwarzschild                  $     1-$10,000

IV. CODE OF ETHICS

          The Fund and the Adviser have adopted a Joint Code of Ethics that governs the conduct of employees of the Fund and Adviser who may have access to information about the Fund's securities transactions. The Joint Code of Ethics recognizes that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Joint Code of Ethics requires the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; and contains prohibitions against personal trading of initial public offerings. Violations of the code are subject to review by the Directors and could result in severe penalties.

V. PROXY VOTING POLICIES

          The Board delegated proxy voting authority to the Adviser and adopted proxy voting guidelines ("Guidelines") to be used by the Adviser in voting the proxies of the Fund's portfolio securities. In general, proxies are voted in a manner that is consistent with the best interest of Fund shareholders. Proxies are divided into routine and non-recurring/extraordinary matters.
The routine matters are generally voted in accordance with management's recommendations, absent a particular reason to vote in a contrary manner. Non-recurring/extraordinary matters are voted on a case-by-case basis in accordance with the best interests of shareholders. Generally, for non-recurring matters, the Adviser will accept proposals that (i) support best practices for corporate governance and (ii) protect shareholders' authority and will reject proposals that (i) protect management from results of mergers and acquisitions and (ii) have the effect of diluting the value of existing shares.

          In general, the proxies of the Fund's portfolio securities are to be voted in the Fund shareholders best interest without regard to any other relationship, business or otherwise, between (i) the issuer of the portfolio security, and (ii) the Fund, the Adviser, the Distributor or any affiliated person thereof. The Guidelines contain provisions to address potential conflicts of interest. The Adviser is responsible for identifying conflicts of interest and determining whether the conflict is material. If a conflict of interest is determined to be material, the conflict of interest must be resolved before the portfolio security proxy is voted. Resolutions of material conflicts of interest include: disclosing the conflict to the Board and obtaining Board consent before voting; engaging a third party to vote the proxy or recommend a vote of the proxy utilizing the Guidelines; or utilizing any other method deemed appropriate given the circumstances of the conflict.

VI. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

          As of November 30, 2003, the principal shareholders of the Fund, beneficial or of record, were:

Name and Address                          Percentage (%)
----------------                          --------------
National Financial Services Corporation       34.84%
200 Liberty Street
New York, NY 10281

Charles Schwab & Co. Inc.                     14.62%
101 Montgomery Street
San Francisco, CA 94104

National Investor Services Corporation        12.93%
55 Water Street
Floor 32
New York, NY 10041-0028

          As of November 30, 2003, the officers and Directors, as a group, owned of record and beneficially less than 1% of the Fund's shares.

VII. INVESTMENT ADVISORY AND OTHER SERVICES

     A. INVESTMENT ADVISER

          1. General Information. Jacob Asset Management of New York LLC (previously defined as the "Adviser"), a registered investment adviser, is a Delaware limited liability company with its principal office located at 19 West 34th Street, Suite 816A, New York, New York 10001. The Adviser has been selected by the Board of Directors to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

          Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Fund, is a controlling person of the Adviser based on his majority ownership interest and is an affiliated person of the Fund. Francis J. Alexander is an affiliated person of both the Adviser and the Fund. Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary and Treasurer of the Fund.

          The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

          The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.

          The Advisory Agreement was initially approved by the Board of Directors, including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and by the initial shareholder. The Agreement provides that it may be continued for successive twelve-month periods beginning each November 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

          During the past fiscal year, the Board, including a majority of independent Directors, approved the renewal of the Advisory Agreement. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as the information specifically furnished for the Board meeting to specifically consider renewal of the Advisory Agreement. The Board regularly received reports on the Fund's investment performance and portfolio composition, including the performance of the Fund in reference to a peer group of Internet funds and relevant securities indices. In evaluating performance, attention was given to both the short-term and long-term performance of the Fund in comparison to its peer group, in comparison to relevant indices, and to the Fund's compliance with its investment objectives and investment restrictions.

          The Board regularly reviewed sales and redemptions of Fund shares. Throughout the year, the Board also received periodic updates from the Adviser on Fund asset levels, Fund performance, market factors affecting Fund performance and investment strategies utilized as a result of those market factors. In addition, the Board received information about the scope and quality of services provided by the Adviser, the financial resources of the Adviser, and reports relating to compliance with the Fund's investment policies and restrictions. The Board's review included an evaluation of the scope and quality of investment management services, with consideration given to the Adviser's experienced staff, and the portfolio research and management process, the Fund's performance and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics governing personal securities trading by access persons.

          In considering the reasonableness of expenses, consideration was given to the advisory fee level in relation to those within the relevant peer group of Internet funds. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided to the Fund under separate agreements. In addition, the Board noted that the Adviser had entered into brokerage arrangements whereby brokers would pay for Fund expenses out of brokerage commissions received from the Fund, thereby reducing Fund expenses.

          In considering such material, the independent Board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the Board, including a majority of independent Directors, concluded that continuance of the Advisory Agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the Board took into account a combination of factors, including the Fund's performance, expenses and quality of investment management services, as well as the Adviser's financial condition. The Board did not identify any single factor as all-important or controlling, and this summary does not detail all the matters considered.


          The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          2. Adviser's Fees. Pursuant to the terms of the Advisory Agreement, the Fund will pay monthly an advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Fund. For the fiscal year ended August 31, 2003, 2002 and 2001, the Fund incurred $607,093, $201,655 and $585,323, respectively, in fees payable to the Adviser for its services.

          The Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes, including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses; (viii) costs of organizing and maintaining the Fund's existence as a corporation; (ix) compensation, including Directors' fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

          The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund.

     B. THE DISTRIBUTION AND SERVICE PLAN

          The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan requires that the Fund enter into a Shareholder Servicing Agreement and a Distribution Agreement.

          The Fund has entered into a Shareholder Servicing Agreement with the Adviser, which provides that the Fund will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("Shareholder Servicing"). These fees are subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Rule 12b-1 fees are a portion of the Total Annual Fund Operating Expenses. The Adviser voluntarily waived its right to receive 0.20% in Rule 12b-1 fees through December 31, 2001.

          The Fund has also entered into a Distribution Agreement with Quasar Distributors, LLC (the "Distributor"), a federally registered broker dealer and an affiliate of U.S. Bancorp Fund Services, LLC, the Fund's Administrator, Transfer Agent and Dividend Agent. The Distribution Agreement provides for a total annual amount payable of .10 of 1% (ten basis points) of the Fund's average daily net assets (the "Total Distribution Fee"). Out of the Total Distribution Fee, the Distributor is paid a fee of 0.01% of the Fund's average daily net assets (the "Distribution Fee") on an annual basis subject to an annual minimum of $15,000 plus out of pocket expenses. In addition, the Total Distribution Fee will be used for advertising compliance reviews, NASDR filings and licensing of Adviser's staff. Finally, the Adviser may direct the Distributor to pay a portion of the Total Distribution Fees to third parties. Fees paid under the Plan may not be waived for individual shareholders.

          Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (ix) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.

          The Plan provides that the Adviser may make payments from time to time from its own resources which may include the advisory fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries for performing shareholder servicing and related administrative functions on behalf of the Fund; (ii) to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Shareholder Servicing Agreement provides that the Adviser may use its service fee for the purposes enumerated in (i) above. Also, any distribution fees payable under the Distribution Agreement may be used for purposes of (ii), (iii), or (iv) above. The Adviser, in its sole discretion, will determine the amount of such payments made pursuant to the Plan to shareholder servicing agents and broker-dealers, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay for any fiscal year under the Shareholder Servicing or Distribution Agreements or otherwise.

          Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

          In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports for the Board that set forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identify the distribution activities for which those expenditures were made.

          Below are the itemized expenses pursuant to the Plan for the fiscal year ended August 31, 2003:

                                                 Total payments pursuant to
                                                the Plan for the fiscal year
                                                    ended August 31, 2003
----------------------------------------------------------------------------
Advertising                                               $  1,677
----------------------------------------------------------------------------
Printing and Mailing of Prospectuses to other
   than Current Shareholders                              $  4,778
----------------------------------------------------------------------------
Compensation to Distributors                              $ 39,000
----------------------------------------------------------------------------
Compensation to Dealers                                   $101,636
----------------------------------------------------------------------------
Compensation to Sales Personnel
----------------------------------------------------------------------------
Interest or Other Finance Charges
----------------------------------------------------------------------------
Administration and Shareholder Servicing                  $  1,677
----------------------------------------------------------------------------
Other Fees
----------------------------------------------------------------------------
Total                                                     $148,768

     C. ADMINISTRATOR

          General Information. The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

          Administration Agreement. Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

          The Administration Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of Directors for one-year periods thereafter. The Administration Agreement provides that in the absence of the Administrator's refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of the Administrator, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

          For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator a minimum annual fee of $36,750. The Administrator charges the Fund an annual fee of .07% of the average daily net assets on the first $200 million, .05% on the next $500 million, and .04% on the balance. For the fiscal year ended August 31, 2003, 2002 and 2001, the Fund paid the Administrator $44,675, $35,040 and $42,154, respectively, for services under the Administration Agreement.

          Accounting Agreement. The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser.

          For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant a minimum annual fee of $25,600 for the first $40 million, .01% of the average daily net assets of the Fund on the next $200 million, and .005% on the balance. The Fund Accountant is also entitled to certain out-of-pocket expenses, including pricing expenses. For the fiscal year ended August 31, 2003, 2002 and 2001, the Fund paid the Accountant $24,894, $23,905 and $25,139, respectively, for the services it provided to the Fund under the Accounting Agreement.

     D. CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

          U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian receives a minimum annual fee of $4,800 or .02% of the Fund's average daily net assets, whichever is greater. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S. Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

     E. COUNSEL AND INDEPENDENT AUDITORS

          Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103. Ernst & Young LLP, 875 East Wisconsin Avenue, Milwaukee, WI 53202-6612, have been selected as auditors for the Fund.

VIII. BROKERAGE ALLOCATION AND OTHER PRACTICES

          The Adviser makes the decisions to buy or sell securities in the Fund's portfolio. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of obtaining a favorable commission rate and transaction price on each transaction (best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information or research and brokerage services to the Adviser, or portfolio transactions may be effected by brokers or dealers affiliated with the Adviser or Distributor. To the extent that such persons or firms supply investment information or research and brokerage services to the Adviser, such information is supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. Consistent with the Conduct Rules of the NASD, and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund. During the fiscal year ended August 31, 2003, the Adviser paid $863,536 in commissions, which related to $252,813,248 in transactions that were directed to persons or firms supplying investment information or research and brokerage services.

          The investment information or research and brokerage services provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

          For the fiscal year ended August 31, 2003, 2002 and 2001, the Fund paid $1,151,778, $351,787 and $15,000, respectively, in brokerage commissions. During the fiscal year ended August 31, 2003, the Fund's asset levels increased significantly and the Adviser purchased more portfolio securities to utilize shareholders' investments into the Fund and the Adviser engaged in an active trading strategy in response to volatile market conditions and efforts to try and reduce the risk in the portfolio, which resulted in the Fund's increased brokerage commissions as compared to the previous two fiscal years.

          Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

          Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers. During the fiscal year ended August 31, 2002, the Fund's portfolio turnover percentage was higher than normally expected due to trading in securities in response to volatile market conditions and the Adviser's efforts to reduce the risk in the portfolio by trading more actively.

IX. CAPITAL STOCK

          The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. Currently there is only one class of shares outstanding. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution and liquidation rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.

          There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

          The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.

          As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

X. PURCHASE, REDEMPTION AND PRICING OF SHARES

          The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is incorporated by reference herein.

XI. TAXATION OF THE FUND

          Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income (other than qualified dividends) will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

          Qualified dividends earned on the following income sources will be subject to tax at long-term capital gain rates for individuals:

          o    dividends paid by domestic corporations, and

          o    dividends paid by qualified foreign corporations, including:

               -    corporations incorporated in a possession of the U.S.;

               - corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and

               - corporations whose stock is readily tradable on an established securities market in the United States.

          Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 120-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

          While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

          After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

          Distributions of Capital Gains. The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

          Effect of Foreign Withholding Taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

          Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gain, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared by the Fund in December but paid in January will be taxable to you as if they were paid in December.

          Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gain it distributes to you. The Board reserves the right not to distribute the Fund's net long-term capital gain or not to have the Fund continue regulated investment company status if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

          Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

          Redemption of Fund Shares. Redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.


          Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

          Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

          U.S. Government Securities. The income earned on certain U.S. government securities would be exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned by the Fund on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities) generally does not qualify for tax-free treatment. The rules on exclusion of dividends paid from interest earned on U.S. government securities are different for corporations.

          Dividends-received Deduction for Corporations. Because the income of the Fund generally is derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

          Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could, therefore, affect the amount, timing or character of the income distributed to you by the Fund.

          Non-U.S. Investors. Non-U.S. Investors may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

XII. UNDERWRITERS

          The Fund sells and redeems its shares on a continuing basis at their net asset value. As of March 1, 2002, the Fund entered into a distribution arrangement with Quasar Distributors, LLC ("Distributor"). The Distributor will use reasonable efforts to facilitate sales of the Fund's shares. The Distributor will also assist with processing and analyzing sales literature and advertising for regulatory compliance. The Distributor will also be reimbursed for out-of-pocket expenses related to the distribution of Fund shares. For the fiscal year ended August 31, 2003, the Distributor received $15,000. For the period from March 1, 2002 to August 31, 2002 the Distributor received $4,350. LePercq, de Neuflize Securities, Inc. ("LePercq"), the Fund's distributor from the Fund's inception through February 28, 2002, received $5,000 for the period from September 1, 2001 to February 28, 2002, and was reimbursed $24,000 for distribution services provided during prior fiscal years.



XIII. ANTI-MONEY LAUNDERING PROGRAM

          The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

          Procedures to implement the Program include, but are not limited to, delegating responsibilities to the Fund's service providers who sell and process purchases of Fund shares and these service providers, in turn, report suspicious and/or fraudulent activity, check shareholder names against designated government lists, including Office of Foreign Asset Control ("OFAC"), and engage in a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity opening a new account whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

XIV. FINANCIAL STATEMENTS

          The financial statements and financial highlights of the Fund for the fiscal year ended August 31, 2003, which appear in the Fund's Annual Report to Shareholders and the report thereon by Ernst & Young LLP, the Fund's independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Annual Report may be obtained, without charge, by writing or calling the Fund at the address or number listed on the cover page of this Statement of Additional Information.

                            JACOB INTERNET FUND INC.

                                     PART C

                               OTHER INFORMATION

ITEM 23.  EXHIBITS

          (a) Articles of Incorporation of the Registrant dated July 12, 1999 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on July 14, 1999 (File No. 333-82865).

          (b) By-Laws of the Registrant are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the SEC via EDGAR on July 14, 1999 (File No. 333-82865).

          (c)       Instruments Defining Rights of Security Holders.

                    See the SIXTH and EIGHTH Articles of the Registrant's Articles of Incorporation.

                    See also, Article II, "Meetings of Stockholders," of the Registrant's By-Laws.

          (d) Investment Advisory Agreement between the Registrant and Jacob Asset Management of New York LLC is filed herewith as Exhibit No. EX-99.d.

          (e) Distribution Agreement between the Registrant and Quasar Distributors, LLC is filed herewith as Exhibit No. EX-99.e.

          (f)       Bonus or Profit Sharing Contracts.
                    Not Applicable.

          (g)(1) Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) is filed herewith as Exhibit No. EX-99.g.1.

                    (a) Amendment to Custodian Servicing Agreement between the Registrant and U.S. Bank, N.A. (formerly, Firstar Bank, N.A.) dated as of January 1, 2002 is filed herewith as Exhibit No. EX-99.g.1.a.

          (h)(1) Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) is filed herewith as Exhibit No. EX-99.h.1.

                    (a) Amendment to Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of January 1, 2002 is filed herewith as Exhibit No. EX-99.h.1.a.

          (h)(2) Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) is filed herewith as Exhibit No. EX-99.h.2.

                    (a) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of January 1, 2002 is filed herewith as Exhibit No. EX-99.h.2.a.

                    (b) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of April 12, 2002 is filed herewith as Exhibit No. EX-99.h.2.b.

                    (c) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of July 24, 2002 is filed herewith as Exhibit No. EX-99.h.2.c.

                    (d) Amendment to Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of October 1, 2003 is filed herewith as Exhibit No. EX-99.h.2.d.

          (h)(3) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) is filed herewith as Exhibit No. EX-99.h.3.

                    (a) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services, LLC) dated as of January 1, 2002 is filed herewith as Exhibit No. EX-99.h.3.a.

          (i) Opinion and Consent of Counsel of Stradley, Ronon, Stevens & Young, LLC dated December 29, 2000 is incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on December 29, 2000 (File No. 333-82865).

          (j)(1) Consent of Independent Auditors of Ernst & Young, LLP is filed herewith as Exhibit No. EX-99.j.1.

          (j)(2) Powers of Attorney are incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File No. 333-82865).

          (k) Initial balance sheet as of September 20, 1999 is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No. 333-82865).

          (l) Subscription Letter of Initial Shareholder dated September 20, 1999 is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No. 333-82865).

          (m)(1) Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 is filed herewith as Exhibit No. EX-99.m.1.

          (m)(2) Amended and Restated Shareholder Servicing Agreement between the Registrant and Jacob Asset Management of New York LLC is filed herewith as Exhibit No. EX-99.m.2.

          (n)       Rule 18f-3 Plan.
                    Not Applicable.

          (p) Amended Joint Code of Ethics of the Registrant and Jacob Asset Management of New York LLC, the Registrant's investment adviser, is incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 on Form N-1A as filed with the SEC via EDGAR on December 27, 2002 (File No. 333-82865).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

          None.

ITEM 25.  INDEMNIFICATION

          In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

     "NINTH:   (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and
(ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

               (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

          In Section 6 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus. The Distributor also agrees to indemnify the Registrant, its officers and directors, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

          The description of Jacob Asset Management LLC ("Adviser") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information of the Registration Statement is incorporated herein by reference.

          For information as to any other business, profession, vocation or employment of a substantial nature in which each Director or officer of Jacob Asset Management of New York LLC is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to of Jacob Asset Management of New York LLC's Form ADV (File #801-56730) currently on file with the U.S. Securities and Exchange Commission as required by the Investment Advisers Act of 1940, as amended.

ITEM 27.  PRINCIPAL UNDERWRITER


          (a) Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202, the Registrant's principal underwriter, will also act as principal underwriter for the following other investment companies:



Advisors Series Trust                       The Hennessy Funds, Inc.
AHA Investment Funds                        The Hennessy Mutual Funds, Inc.
Alpha Analytics Investment Trust            Jacob Internet Fund
Alpine Equity Trust                         The Jensen Portfolio, Inc.
Alpine Series Trust                         Kenwood Funds
Alternative Investment Advisors             Kit Cole Investment Trust
Blue & White Fund                           Light Revolution Fund, Inc.
Brandes Investment Trust                    The Lindner Funds
Brandywine Advisors Fund, Inc.              LKCM Funds
Brazos Mutual Funds                         Matrix Advisors Value Fund, Inc.
Buffalo Funds                               Monetta Fund, Inc.
CCM Advisors Funds                          Monetta Trust
CCMA Select Investment Trust                MP63 Fund
Country Mutual Funds Trust                  MUTUALS.com
Cullen Funds Trust                          Optimum Q Funds
DAL Investment Company                      Permanent Portfolio
Dow Jones Islamic Index                     PIC Investment Trust Funds
Everest Funds                               Professionally Managed Portfolios
First American Funds, Inc.                  Prudent Bear Mutual Funds
First American Insurance Portfolios, Inc.   Purisima Funds Trust

First American Investment Funds, Inc.       Rainier Funds
First American Strategy Funds, Inc.         SEIX Funds, Inc.
FFTW Funds, Inc.                            TIFF Investment Program, Inc.
Fort Pitt Capital Funds                     Thompson Plumb Funds, Inc.
Gintel Fund                                 TT International U.S.A. Master Trust
Glenmede Fund, Inc.                         Wexford Trust
Guinness Atkinson Funds                     Zodiac Trust
Harding, Loevner Funds, Inc.



          (b) To the best of the Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:




 Name and Principal   Positions and Offices with   Positions and Offices
  Business Address          the Distributor         with the Registrant
-------------------   --------------------------   ----------------------
James R. Schoenike         President, Board                 None
                           Member
Donna J. Berth             Treasurer                        None
Michael Zielinski          Secretary                        None
Joe Redwine                Board Member                     None
Robert Klein               Board Member                     None
Eric W. Falkeis            Board Member                     None


     The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

          (c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Portfolio during the last fiscal year by the principal underwriter who is not an affiliated person of the Portfolio.

-----------------------------------------------------------------------------------
                    Net Underwriting   Compensation on
Name of Principal     Discounts and     Redemption and    Brokerage        Other
   Underwriter         Commission        Repurchases     Commissions   Compensation
-----------------------------------------------------------------------------------
Quasar
Distributors, LLC         None               None            None          None
-----------------------------------------------------------------------------------

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Jacob Asset Management of New York LLC, 1675 Broadway, New York, New York 10019, the Registrant's Adviser; U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Registrant's transfer agent and dividend distributing agent; and at U.S. Bank, N.A. (formerly, Firstar Bank, N.A.), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Registrant's custodian.

ITEM 29.  MANAGEMENT SERVICES

          There are no management related service contracts not discussed in Part A or Part B.

ITEM 30.  UNDERTAKINGS

          Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, on the 29th day of December, 2003.

                                        Jacob Internet Fund Inc.


                                        /s/ Ryan I. Jacob
                                        ----------------------------------------
                                        Ryan I. Jacob
                                        President, Chief Executive Officer
                                        and Director

          Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.

Signature                          Title                     Date
---------                          -----                     ----


/s/ Ryan I. Jacob                  President,                December 29, 2003
--------------------------------   Chief Executive Officer
Ryan I. Jacob                      and Director


/s/ Francis J. Alexander           Vice President,           December 29, 2003
--------------------------------   Secretary and Treasurer
Francis J. Alexander


/s/ William B. Fell                Director                  December 29, 2003
--------------------------------
William B. Fell


/s/ Christopher V. Hajinian        Director                  December 29, 2003
-------------------------------
Christopher V. Hajinian


/s/ Leonard S. Jacob               Director                  December 29, 2003
--------------------------------
Leonard S. Jacob, M.D. Ph.D.


/s/ Jeffrey I. Schwarzschild       Director                  December 29, 2003
----------------------------
Jeffrey I. Schwarzschild

                                  EXHIBIT INDEX

                           EXHIBITS                                EXHIBIT NO.
Investment Advisory Agreement between Registrant and Jacob
Asset Management of New York LLC                                EX-99.d

Distribution Agreement between Registrant and Quasar
Distributors, LLC                                               EX-99.e

Custodian Servicing Agreement between Registrant and U.S.
Bank, N.A.                                                      EX-99.g.1

Amendment to Custodian Servicing Agreement between Registrant
and U.S. Bank, N.A.                                             EX-99.g.1.a

Fund Administration Servicing Agreement between Registrant
and U.S. Bancorp Fund Services, LLC                             EX-99.h.1

Amendment to Fund Administration Servicing Agreement between
Registrant and U.S. Bancorp Fund Services, LLC                  EX-99.h.1.a

Transfer Agent Servicing Agreement between Registrant and
U.S. Bancorp Fund Services, LLC                                 EX-99.h.2

Amendment to Transfer Agent Servicing Agreement between
Registrant and U.S. Bancorp Fund Services, LLC                  EX-99.h.2.a

Amendment to Transfer Agent Servicing Agreement between
Registrant and U.S. Bancorp Fund Services, LLC                  EX-99.h.2.b

Amendment to Transfer Agent Servicing Agreement between
Registrant and U.S. Bancorp Fund Services, LLC                  EX-99.h.2.c

Amendment to Transfer Agent Servicing Agreement between
Registrant and U.S. Bancorp Fund Services, LLC                  EX-99.h.2.d

Fund Accounting Servicing Agreement between Registrant and      EX-99.h.3
U.S. Bancorp Fund Services, LLC

Amendment to Fund Accounting Servicing Agreement between
Registrant and U.S. Bancorp Fund Services, LLC                  EX-99.h.3.a

Consent of Independent Public Auditor                           EX-99.j.1

Amended and Restated Distribution and Service Plan              EX-99.m.1

Amended and Restated Shareholder Servicing Agreement            EX-99.m.2



                           STATEMENT OF DIFFERENCES
                           ------------------------

The registered trademark symbol shall be expressed as.................. 'r'
The section symbol shall be expressed as................................'SS'